                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
                         Pre-Effective Amendment No. _____             [ ]
                         Post-Effective Amendment No. 2                [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                         Amendment No. 3                               [X]

--------------------------------------------------------------------------------

                      THE GATEWAY VARIABLE INSURANCE TRUST
                            Rookwood Tower, Suite 600
                                3805 Edwards Road
                             Cincinnati, Ohio 45209
                         Telephone Number (513) 719-1100

--------------------------------------------------------------------------------

      Agent for Service:                        Copy to:
      GEOFFREY KEENAN                           Donald S. Mendelsohn, Esq..
      Rookwood Tower, Suite 600                 Thompson Hine LLP
      3805 Edwards Road                         312 Walnut Street, 14th Floor
      Cincinnati, Ohio 45209                    Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check the appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2003 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

FRONT COVER

Gateway VIT Fund


PROSPECTUS May 1, 2003


As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved the Fund's shares. It is a criminal offense to state otherwise.

Shares of the Fund are available to the public only through the purchase of certain variable life insurance contracts and variable annuity contracts offered by participating life insurance companies, and through certain retirement plans. This prospectus contains information you should read before allocating your contract premiums or payments, or retirement plan contributions, to the Fund.

If you are a variable life insurance or variable annuity contract owner, your premiums or payments under your contract are allocated to the Fund through the insurance company's separate account. You should also read the insurance company's contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Gateway Variable Insurance Trust

                                TABLE OF CONTENTS


Gateway VIT Fund Investment Objective And Principal Strategies..............1
Principal Risks.............................................................1
Past Performance............................................................2
Expenses....................................................................2
   Annual Fund Operating Expenses...........................................3
   Management Fees..........................................................3
More Information About Principal Investment Strategies And Risks............3
   Principal Investment Strategies..........................................3
   Risks....................................................................4
About The Investment Adviser................................................5
   Portfolio Manager Profile................................................5
   Prior Performance Of The Adviser.........................................5
Other Information...........................................................6
   How Fund Shares Are Priced...............................................6
   Dividends And Distributions..............................................6
   Tax Issues...............................................................7
Financial Highlights........................................................7
   Purchasing And Redeeming Shares..........................................8
Additional Information About Purchasing And Redeeming Shares................8
Privacy Policy..............................................................8

GATEWAY VIT FUND INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Gateway VIT Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Historically, investments in equities have produced higher rates of return than fixed income investments. While providing higher returns, equity investments tend toward greater fluctuations in value over time, thus being significantly more volatile than fixed income investments. The Fund undertakes active measures to reduce equity volatility while investing almost all of its assets in equities.

The Fund is designed for you if you are a conservative investor whose investment objective is to earn consistently higher rates of return than fixed income investments over the long term. The Fund owns the 500 common stocks included in the S&P 500 Index, and sells index call options on its indexed portfolio. Selling index call options reduces the Fund's volatility, provides a steady cash flow, and is the Fund's primary source of return. The Fund also buys index put options that can protect the Fund from a significant market decline over a short period of time. The value of a put option generally increases as stock prices decrease. The combination of the indexed stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is designed to provide the Fund with fairly consistent returns over a wide range of fixed income and equity market environments.


The Fund not only strives for consistent returns, but also returns in excess of those available from other investments comparable in volatility. Historically, the Fund's volatility has been closer to intermediate-term fixed income investments (approximately five-year maturities) and hybrid investments (blends of equity and short-term fixed income) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments. The objective of the risk-management strategy using index options is to limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.


PRINCIPAL RISKS

The Fund's stock portfolio is subject to market risk. Stock prices may decline over short or even extended periods of time. The Fund's option strategies may not fully protect it against declines in the value of its stock portfolio. The Fund could experience a loss in both the stock and option portions of its portfolio.

When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. Under certain circumstances the Fund may not own any put options, resulting in increased risk during a market decline.

The value of your investment in the Fund may go up and down. You could lose money investing in the Fund. Furthermore, because the Fund has a long-term investment objective, it is not appropriate for short-term investments.

PAST PERFORMANCE

The bar chart below shows the Fund's total return for the calendar year ended December 31, 2002. The table below compares the Fund's performance over time to that of the S&P 500 Index, the Lehman U.S. Intermediate Government/Credit Bond Index and the Russell 2000 Index. The S&P 500 and Russell 2000 indexes are popular indicators of the performance of the large and small capitalization sectors, respectively, of the U. S. stock market. These indexes were chosen for comparison because they reflect the broad spectrum of U. S. equity markets. The Lehman U. S. Intermediate Government/Credit Bond Index reflects the performance of the U. S. bond market and was chosen for comparison because the Fund's historical volatility of returns is closer to intermediate-term bonds than to equities. As with all mutual funds, historical results do not necessarily indicate how the Fund will perform in the future. All return figures on this page assume the reinvestment of dividends and distributions. Also shown are the best and worst quarterly returns for the Fund over the same time period.

(Insert Bar Chart)

(Plot Points for Bar Chart)
Gateway VIT Fund

Annual Total Returns as of December 31,

2002            (4.05)%



------------------------------------------------------

BEST QUARTER -  FOURTH QUARTER 2002             9.99%
WORST QUARTER - THIRD QUARTER 2002             (8.45)%


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002        1 YEAR    SINCE INCEPTION
                                                                       ON 11/6/2001
                                                            ------    ---------------
GATEWAY VIT FUND                                            (4.05)%       (1.94)%
-------------------------------------------------------------------------------------
LEHMAN U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX*        9.83%       7.95%
S&P 500 INDEX*                                              (22.09)%     (17.51)%
RUSSELL 2000 INDEX*                                         (20.48)%     (10.54)%

*Index returns reflect no deductions for fees, expenses or taxes.


EXPENSES


This table describes the fees and expenses that you indirectly pay if you invest in the Fund through your retirement plan or if you allocate your insurance or annuity contract premiums or payments to the Fund. However, each insurance company's separate account involves fees and expenses that are not described in this prospectus. You should review the insurance company's contract prospectus for a complete description of fees and expenses.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees                                 0.50%
Distribution (12b-1) Fees                       None
Other Expenses                                  0.60%
                                               -----

Total Annual Fund Operating Expenses            1.10%
Fee Waiver(1)                                  (0.18)%
                                               -----
Net Expenses                                    0.92%
                                               =====

(1) The Fund's adviser has contractually agreed to waive all or a portion of its management fees in order to maintain the Fund's net expenses at no more than 1.00% through December 31, 2003. The adviser has not agreed to reimburse any other Fund expenses. For the year ended December 31, 2002, the timing of the waiver of management fees by the Adviser caused the Fund's net expenses to be reduced to less than 1.00%. The Fund does not expect future fee waivers to reduce net expenses below 1.00%.


EXAMPLE

This Example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes an investment of $10,000 in the Fund for the time periods indicated and then redemption of all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same (except for fee waiver reflected in the first year). Although actual costs may be higher or lower, based on these assumptions the costs would be:


     1 Year          3 Years        5 Years        10 Years
   ---------------------------------------------------------
      $94             $332            $589          $1,324


MANAGEMENT FEES


The Fund is authorized to pay the Adviser an annual fee of 0.50% of its average daily net assets. This fee reflects the terms of the Management Agreement under which the Adviser provides portfolio management services to the Fund. Also under the Management Agreement, the Adviser pays certain expenses of the Fund including: printing and distributing all Fund prospectuses and reports to current shareholders, printing and transmitting reports to governmental agencies and printing and mailing costs.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

PURCHASING STOCKS

The Fund invests in the 500 stocks included in the S&P 500 Index. Each stock is held in approximately the same proportion as in the S&P 500. For example, if a stock represents 2% of the value of the S&P 500, the Fund invests approximately 2% of its assets in the stock. The Adviser monitors the composition of the S&P 500 and makes adjustments to the Fund's portfolio as needed.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Gateway Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Fund.

In addition to investing directly in the stocks that comprise the S&P 500 Index, the Fund may invest a portion of its assets in exchange-traded funds such as S&P Depositary Receipts ("SPDRs"). SPDRs are shares of a publicly traded unit investment trust that owns the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the S&P 500 Index relatively closely, before deducting expenses.

Please see the Fund's Statement of Additional Information for more information. The investment objective and strategies of the Fund may be changed without shareholder approval.

SELLING INDEX CALL OPTIONS

The Fund continuously sells index call options on the full value of its indexed stock portfolio. As the seller of the index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

PURCHASING INDEX PUT OPTIONS


The Fund buys index put options in an attempt to protect the Fund from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices decrease. The Fund may not spend more than 5% of its assets to purchase index put options.


OTHER INVESTMENTS

The Fund may hold cash for temporary defensive purposes, or under normal circumstances for purposes of liquidity. Cash is normally invested in money market instruments, no-load mutual funds or repurchase agreements. If the Fund invests in shares of a mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees and other fees charged by the mutual fund. In a repurchase agreement, the Fund buys securities and the seller agrees at the time of sale to repurchase the securities at an agreed-upon date, price and interest rate. The Fund may not invest more than 5% of its assets in repurchase agreements with a maturity longer than seven days. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash. To the extent that it is invested in cash for temporary defensive purposes, the Fund would not achieve its investment objective.

RISKS

SELLING INDEX CALL OPTIONS

Selling call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.

PURCHASING INDEX PUT OPTIONS

The Fund risks losing all or part of the cash paid for purchasing index put options.

CLOSING OPTION TRANSACTIONS

Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

ABOUT THE INVESTMENT ADVISER


Gateway Investment Advisers, L.P. (the "Adviser") has acted as the investment adviser for the Gateway VIT Fund since its inception. The Adviser is located at Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209. As of December 31, 2002, the Adviser had approximately $1.7 billion in assets under management, including approximately $1.1 billion in assets invested in mutual fund series of The Gateway Trust, another investment company managed by the Adviser. The Adviser provides the Fund with investment research and advice, as well as administration, accounting, transfer agency and shareholder services. The investment management fees paid to the Adviser are shown in the expense table on page 2.


PORTFOLIO MANAGER PROFILE
J. Patrick Rogers, CFA

Portfolio Manager Since Inception
MBA Xavier University 1994
BBA University of Notre Dame 1986

Age 39


J. Patrick Rogers, CFA, joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., in 1989 and has been its president, chief investment officer and a member of its board of directors since 1995. He is the portfolio manager for the Gateway VIT Fund as well as the Gateway Fund and the Cincinnati Fund(R), each a series of The Gateway Trust. In addition, he is the president of the Gateway Variable Insurance Trust and the president and a trustee of The Gateway Trust.

PRIOR PERFORMANCE OF THE ADVISER

The Adviser manages other mutual funds, one of which is the Gateway Fund. The Gateway VIT Fund's investment objective, policies and strategies are substantially similar to those of the Gateway Fund. The performance data of the Gateway Fund is provided to illustrate past performance of the Adviser in managing the Gateway Fund, as compared to certain indexes. The Adviser was the investment adviser of the Gateway Fund during the entire period presented below.

The performance of the Gateway Fund does not represent the historical performance of the Gateway VIT Fund and should not be considered indicative of future performance of the Gateway VIT Fund. Results may differ because of, among other things, differences in brokerage commissions, Fund expenses (including management fees), timing of purchases and sales and availability of cash for new investments. The Gateway Fund's performance does not reflect the actual expenses of any variable annuity or variable life insurance contract, and the performance would be lower if such expenses were applied. In addition, as a mutual fund offered through separate accounts, the Gateway VIT Fund is subject to certain diversification requirements and other restrictions imposed on it by the Internal Revenue Code that do not apply to the Gateway Fund. If imposed on the Gateway Fund, these requirements and restrictions could have adversely affected the performance results of the Gateway Fund. The results for different periods may vary.

                          AVERAGE ANNUAL TOTAL RETURNS

                     for the periods ended December 31, 2002


                                      1 Year      5 Years       10 Years
                                      ------      -------       --------

GATEWAY FUND *                       (4.86%)       4.41%         6.85%
Lehman U. S. Intermediate             9.83%        7.48%         7.08%
  Government/Credit Bond Index**
S&P 500 Index ***                   (22.09%)      (0.58%)        9.34%
Russell 2000 Index ***              (20.48%)      (1.36%)        7.15%


For comparison, the Fund's average annual total return for the periods ended December 31, 2002 were as follows:

                                    1 Year        Since Inception on
                                                     11-6-2001
                                   -------        ------------------
GATEWAY VIT FUND ****              (4.05)%             (1.94)%


              [insert bar chart showing the following Plot Points.]

                                  Gateway Fund*
                     Annual Total Returns as of December 31,


  1993    1994     1995      1996     1997      1998      1999     2000       2001      2002
  7.40%   5.57%   11.04%    10.53%   12.35%    12.26%    12.97%    6.61%     (3.53%)   (4.86%)


          * The Gateway Fund's average annual total returns include the reinvestment of dividends and capital gains and are net of the Gateway Fund's expenses. If the returns were calculated using the Gateway VIT Fund's expenses, the performance would be lower.



          ** The Lehman U.S. Intermediate Government/Credit Bond Index reflects the performance of the U.S. bond market and was chosen for comparison because the Fund's historical volatility of returns is closer to intermediate-term bonds than to equities. Index returns reflect no deductions for fees or expenses.


          *** The S&P 500 and Russell 2000 Indexes are popular indicators of the performance of the large and small capitalization sectors, respectively, of the U. S. stock market. These Indexes were chosen for comparison because they reflect the broad spectrum of U. S. equity markets. Index returns reflect no deductions for fees or expenses.

          **** The Fund's average annual total returns include the reinvestment of dividends and capital gains and are net of its expenses.


OTHER INFORMATION

HOW FUND SHARES ARE PRICED

The price for Fund shares is the Fund's net asset value per share ("NAV"), which is ordinarily determined as of the close of the New York Stock Exchange (the "NYSE"), normally 4:00 P.M. Eastern Time, on each day the NYSE is open. The NYSE is not open on weekends, national holidays or Good Friday. Orders will be priced at the next NAV calculated after the request has been received by a participating life insurance company, or from a retirement plan, in good order as described below.

The Fund normally values stocks at market value and options at the average of the closing bid and asked quotations. Under normal circumstances, closing option quotations are considered to reflect the option contract values as of the stock market close and will be used to value the option contracts. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Furthermore, if the Adviser determines that closing options quotations do not reflect option contract values as of the close of the NYSE, options are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares dividends from net investment income and distributions from net capital gains at the end of December. Capital gain distributions may vary considerably from year to year. Unless otherwise instructed, dividends and capital gains are reinvested in the Fund.

TAX ISSUES

Because shares of the Fund may be purchased by the public only through variable insurance contracts and qualified retirement plans, it is anticipated that any income dividends or capital gain distributions made by the Fund will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or retirement plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Fund is sold in connection with variable insurance contracts, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

PURCHASING AND REDEEMING SHARES

You may not purchase or redeem shares of the Fund directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Refer to the prospectus for the participating insurance company's separate account or your plan documents for instructions on purchasing or redeeming of variable insurance contracts and on how to select the Fund as an investment option for a contract or a qualified plan.


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's performance since inception. Certain information reflects results for a single Fund share. The total return represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2002, has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report which is available on request. The information for periods ended prior to December 31, 2002, was audited by other independent public accountants.


                                                2002          2001(1)
                                              --------       -------
Net asset value, beginning of year            $  10.18       $ 10.00
                                              --------       -------
Net investment income                             0.07          0.01
Net gain (loss) on investments                   (0.48)         0.18
                                              --------       -------
  Total from investment operations               (0.41)         0.19
                                              --------       -------

Dividends from net investment income             (0.07)        (0.01)
Distributions from net realized gain             (1.72)         0.00
                                              --------       -------
    Total distributions                          (1.79)        (0.01)
                                              --------       -------

Net asset value, end of year                  $   7.98       $ 10.18
                                              ========       =======

TOTAL RETURN                                     (4.05%)        1.90%(2)

Net assets, end of year (000s)                $ 12,219       $12,736
Ratio of expenses to average net assets           0.92%         1.00%(3)
Ratio of net investment income to
    average net assets                            0.72%         0.64%(3)
Portfolio turnover rate                             5%             0%

(1) Represents the period from the initial public offering of shares (November 6, 2001) through December 31, 2001.

(2)  Unannualized.

(3)  Annualized.

ADDITIONAL INFORMATION ABOUT PURCHASING AND REDEEMING SHARES

- The Gateway Variable Insurance Trust reserves the right to reject any investment at any time.

- The Trust also reserves the right to redeem shares under certain circumstances. The insurance company, separate account or retirement plan will receive written notice at least 60 days prior to the redemption of your shares by the Trust.

- Trustees of the Gateway Variable Insurance Trust can terminate any series of the Trust upon written notification to the shareholders of the applicable series.


- The Trust also reserves the right to make a "redemption in kind" - a payment in portfolio securities rather than cash - if the amount a separate account is redeeming is large enough to affect Fund operations.


- The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends, national holidays or Good Friday.

- The Fund may offer additional classes of shares. It is expected that each class would be subject to different expenses, including distribution expenses. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes.

PRIVACY POLICY

YOU SHOULD REFER TO THE PROSPECTUS OF THE INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR A DESCRIPTION OF THE POLICIES REGARDING DISCLOSURE OF YOUR NONPUBLIC PERSONAL INFORMATION.

CATEGORIES OF INFORMATION THE FUND COLLECTS

THE FUND DOES NOT COLLECT NONPUBLIC PERSONAL INFORMATION ABOUT YOU.

CATEGORIES OF INFORMATION THE FUND DISCLOSES

THE FUND DOES NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT YOU TO UNAFFILIATED THIRD PARTIES, EXCEPT AS REQUIRED OR PERMITTED BY LAW.

BACK COVER PAGE OF PROSPECTUS

GATEWAY VIT FUND


More information on the Gateway VIT Fund, including a Statement of Additional Information ("SAI"). Annual Report, and a Semi-Annual Report is available without charge upon request.


The SAI provides more details about the Gateway VIT Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (i.e. it is legally considered a part of this prospectus).


The Annual and Semi-Annual Reports include the Gateway VIT Fund's financial statements, list portfolio holdings and the Annual Report contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during the last fiscal year.

INFORMATION IS AVAILABLE:


By Telephone: (800) 354-6339

By Mail:      Gateway Variable Insurance Trust
              Shareholder Services

              P. O. Box 5211
              Cincinnati, OH  45201-5211

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or at the following e-mail address: publicinfo@sec.gov.

Gateway VIT Fund is a series of the Gateway Variable Insurance Trust, SEC file number: 811-10375.

================================================================================

                      THE GATEWAY VARIABLE INSURANCE TRUST

                                Gateway VIT Fund

================================================================================



                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2003

This Statement is not a prospectus but should be read in conjunction with the current prospectus of the Gateway VIT Fund dated May 1, 2003. A copy of the prospectus may be obtained from the Trust by written or telephone request directed to the Trust at the address or the telephone number shown below.

The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by this reference to the annual report of the Gateway VIT Fund for the fiscal year ended December 31, 2002.

The prospectus of the Gateway VIT Fund dated May 1, 2003 is incorporated herein by reference.


================================================================================

                                 P. O. BOX 5211
                           CINCINNATI, OHIO 45201-5211
                                 (800) 354-6339

================================================================================

                                Table Of Contents

INTRODUCTION...............................................................3
     General Information About The Gateway Variable Insurance Trust........3
INVESTMENT OBJECTIVES AND PRACTICES........................................3
OPTION TRANSACTIONS........................................................3
     Selling Covered Call Options..........................................3
     Purchase Of Put Options...............................................3
     Options On Securities Indexes.........................................4
     Selling Covered Index Call Options....................................4
INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS..............................4
     Other Investment Practices............................................4
     Certain Risks.........................................................4
     Investment Restrictions...............................................5
PERFORMANCE AND RISK INFORMATION...........................................6
     Performance Information...............................................6
         Total Return Calculations.........................................6
     Risk Information......................................................6
         Comparative Indexes...............................................7
         Standard Deviation................................................7
         Beta..............................................................7
         Alpha.............................................................7
         Coefficient of Determination (R Squared)..........................7
         Sharpe Ratio......................................................7
     Rankings And Comparative Performance Information......................7
     Portfolio Holdings....................................................7
PURCHASE AND REDEMPTION INFORMATION........................................7
INVESTMENT ADVISORY AND OTHER SERVICES.....................................8
     Gateway Investment Advisers, L.P......................................8
     Management Agreement..................................................8
     Services Agreement....................................................9
     Custodian.............................................................9
BROKERAGE.................................................................10
CODE OF ETHICS............................................................10
ADDITIONAL TAX MATTERS....................................................10
     Federal Tax Matters..................................................11
     State And Local Tax Aspects..........................................11
TRUSTEES AND OFFICERS OF THE TRUST........................................11
     Shareholder Meetings And Voting......................................13
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS.............................13

                                  INTRODUCTION

GENERAL INFORMATION ABOUT THE GATEWAY VARIABLE INSURANCE TRUST

The Gateway Variable Insurance Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds. The Gateway VIT Fund (the "Fund"), a separate series of shares of beneficial interest in the Trust ("Shares"), is currently the only series of the Trust. The Trust and the Fund were organized on May 11, 2001. The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by the Agreement and Declaration of Trust dated as of May 11, 2001 and by the Trust's By-laws.

The Fund's shares are only offered on a continuous basis to insurance companies that offer variable life and variable annuity insurance contracts ("Contracts") and to certain qualified retirement plans. Presently the Fund is only offered through separate accounts of the Western Reserve Life Assurance Co. of Ohio (the "Insurance Company"). The Trust intends to file an Application for Exemptive Order with the Securities and Exchange Commission, which, when approved, will allow the Fund to be offered through the separate accounts of multiple insurance companies and to qualified plans.

In the future the Fund may offer its shares to other separate accounts of the Insurance Company as well as other life insurance companies to fund benefits under Contracts. The Fund does not foresee any disadvantage to purchasers of Contracts arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of purchasers of various Contracts to conflict. For example, violation of the federal tax laws by one separate account investing in the Fund could cause the Contracts funded through another separate account to lose their tax-deferred status, unless remedial action was taken. If a material, irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Fund. If it becomes necessary for any separate account to replace shares of the Fund with another investment, the Fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, Gateway Investment Advisers, L.P. and the Fund are subject to conditions imposed by the SEC designed to prevent or remedy any conflict of interest. In this connection, the Board of Trustees has the obligation to monitor events in order to identify any material, irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

                       INVESTMENT OBJECTIVES AND PRACTICES

The investment objective of the Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES" in the Fund's prospectus.

The Fund invests in a portfolio of common stocks which parallels the composition of the Standard & Poor's 500 Stock Index (the "500 Index"). The Fund may also invest in exchange traded funds such as S&P Depositary Receipts ("SPDRs"). SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the 500 Index. The price and dividend yield of SPDRs track the movement of the 500 Index relatively closely, before deducting expenses. SPDRs are not able to replicate exactly the performance of the 500 Index because the total return generated by the securities will be reduced by various expenses and transaction costs incurred in adjusting the actual balance of the securities. Most SPDR investors, including the Fund, purchase and sell SPDRs in the secondary trading market on a securities exchange and must pay brokerage commissions when they do so. SPDRs may trade at a discount from their net asset value in the secondary market. The amount of the discount is subject to change from time to time in response to various factors and can have a negative effect on the Fund's share price. There is no guarantee that a SPDR will trade at or above its net asset value.

The Fund sells index call options on the S&P 100 Index, the S&P 500 Index and other stock indexes, and, when appropriate, the Fund enters into closing purchase transactions with respect to such options. The Fund also purchases put options on securities indexes. In addition, the Fund has authority to, and when deemed appropriate may, invest in the stocks of other securities indexes, sell put options on securities indexes, and purchase call options on securities indexes; however, the Fund does not intend to enter into these types of transactions in the coming year.

The Fund is a diversified, open-end management investment company.

                               OPTION TRANSACTIONS

This section contains a brief general description of various types of options, certain option trading strategies, and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the Fund. It is easier to understand index options if you understand options on individual stocks. For this reason, parts of this section discuss individual stock options.

SELLING COVERED CALL OPTIONS

A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received, and the market value of the underlying security determine the gain or loss realized by the seller. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "Selling COVERED INDEX CALL OPTIONS."

PURCHASE OF PUT OPTIONS

Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The purchase of put options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock drops by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.

OPTIONS ON SECURITIES INDEXES

The Fund is authorized to purchase index put options. The Fund limits its aggregate investment in premiums on put options to an amount not exceeding 5% of its net assets. An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple. The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

SELLING COVERED INDEX CALL OPTIONS

The Fund sells index call options. Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission ("the SEC"). The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U. S. government securities, or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally "covers" the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of "covering" the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund's total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

                  INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS

OTHER INVESTMENT PRACTICES

The Fund may hold cash for purposes of liquidity. The Fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and may hold cash received from the sale of its shares which has not yet been invested.

The Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash.

Cash is normally invested in money market instruments such as securities of the
U. S. government or any of its agencies, bankers' acceptances, commercial paper, or certificates of deposit (collectively "cash instruments"), other no-load mutual funds, or repurchase agreements. Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more.

Repurchase agreements are instruments under which a fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price, and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of the Fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

CERTAIN RISKS

The success of the Fund's option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser's ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries, and factors affecting the performance of individual stocks.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Gateway Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE GATEWAY VARIABLE INSURANCE TRUST, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT RESTRICTIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental, i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund ("Fundamental"). As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund have an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will invest no more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or Statement of Additional Information.

                        PERFORMANCE AND RISK INFORMATION

PERFORMANCE INFORMATION

The Fund may quote performance in various ways. All performance information supplied by the Fund is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph, or similar illustration. The Fund's share prices and total returns fluctuate in response to market conditions, interest rates, and other factors.

TOTAL RETURN CALCULATIONS

Total returns reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (the "NAV") over the period.

Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five-, and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value calculated according to the following formula:

            n
   P (1 + T)  = ERV where   T    =  Average annual total return
                            N    =  Number of years and portion of a year
                            ERV  =  Ending redeemable value (of an initial
                                    hypothetical $1,000 investment) at the end
                                    of the period
                            P    =  $1,000 (the hypothetical initial investment)

If the Fund has been in existence for less than one, five, or ten years, the time period since the date it commenced operations will be substituted for the periods stated.

As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated as required by applicable regulations promulgated by the SEC. In addition to average annual total returns, the Fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year, and cumulative total returns may be quoted as a percentage or as a dollar amount.

Charges imposed under the Contracts will affect the actual return to Contract owners. Charges imposed under the Contracts are not included in the calculation of total return for the Fund. See the prospectus for the Contracts for further information.


HISTORICAL RESULTS

The following table shows the Fund's average annual and cumulative total returns for the period ended December 31, 2002:

------------------------------------------------------------
     GATEWAY VIT FUND            ONE YEAR    LIFE OF FUND*
------------------------------------------------------------
Average Annual Total Return       (4.05)%      (1.94)%
Cumulative Total Return           (4.05)%      (2.23)%
------------------------------------------------------------

The table below shows the redeemable value on December 31, 2002, for an initial investment of $10,000 in the Fund that was made at the beginning of the one year period and at the commencement of the Fund's operations. The table assumes all dividends and distributions have been reinvested in additional Fund shares.

------------------------------------------------------------
                                   ONE YEAR   LIFE OF FUND*
------------------------------------------------------------
Gateway VIT Fund                   $9,595       $9,777
------------------------------------------------------------

*Date of inception for the Gateway VIT Fund is 11/6/01.


RISK INFORMATION

In evaluating the performance of any investment, including the Fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss than an investment in a mutual fund that invests in short-term U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given investor will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in the Fund.


COMPARATIVE INDEXES

The performance and risk of the Fund may be compared to various broadly recognized indexes such as the S&P 500 Index or the Lehman U.S. Intermediate Government/Credit Bond Index. These comparative indexes are used because they are standard benchmarks of the stock market and bond market respectively. The Fund's performance and risk may also be compared to other appropriate indexes. The following is a description of some of the indices that may be used:

The S&P 100 Index is an unmanaged index of 100 common stocks with a market capitalization range of $246 million to $274 billion. The performance of this index assumes reinvestment of all dividends paid on the stocks in the index.


The S&P 500 Index is a widely recognized measure of performance for the stock market. The S&P 500 figures represent the prices of an unmanaged index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman U.S. Intermediate Government/Credit Bond Index is a widely recognized unmanaged index which features a blend of U.S. Treasury, government-sponsored (U.S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

The Salomon Broad Investment-Grade Medium Term (1-10) Index is an unmanaged index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

The Consumer Price Index is a widely recognized measure of inflation calculated by the U. S. government.

U. S. Treasury bills are negotiable debt obligations of the U. S. government. Since they are secured by the full faith and credit of the government, they are regarded as risk-free investments. Treasury bills are short-term securities with maturities of one year or less.

STANDARD DEVIATION

Standard deviation measures the volatility of the total return of a fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment.

BETA

Beta analyzes the market risk of a fund by showing how responsive the fund is to the market as defined by an index. Beta is a comparative measure of a fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is 1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets.

ALPHA


Alpha is a statistical measurement of the influence of factors other than market return and beta, a portion of which may be attributable to the skill of the portfolio manager.


COEFFICIENT OF DETERMINATION (R SQUARED)

A statistical term describing the fraction of variance in the dependent variable that can be explained by the independent or explanatory variable. The coefficient of determination is a pure number ranging 0 to 1, with 1 giving perfect explanation. It is often used to describe the fraction of investment risk in portfolios that can be associated with market risk. R squared for singly managed portfolios typically range from 0.8 up to 1, with a median at about
0.95. For multiple managed pension sponsor portfolios, R squared range from 0.9 to 1, with a median at about 0.98.

SHARPE RATIO

A measure of a portfolio's excess return relative to the total variability of the portfolio. Named after Nobel Laureate William Sharpe.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

The Fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services such as Morningstar, Inc., Lipper Analytical Services, Inc., and Value Line Mutual Fund Survey, or by other financial publications with a circulation of 10,000 readers or more. Performance comparisons may be expressed as ratings, such as the proprietary ratings published by Morningstar, Inc., or rankings, such as the rankings of funds in various categories published by Lipper Analytical Services, Inc. Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.

PORTFOLIO HOLDINGS

The Fund may list its portfolio holdings from time to time.

                       PURCHASE AND REDEMPTION INFORMATION

The Fund is only available for purchase on a continuous basis by insurance company separate accounts or retirement plans. Shares of the Fund are purchased and redeemed at its net asset value as next determined following receipt of the purchase order or redemption notice by the applicable insurance company for orders and notices of separate accounts and by the Fund for orders and notices of retirement plans and insurance companies on their own behalf. Certificates for shares of the Fund will not be issued.

The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in any of the markets which the Fund normally utilizes is restricted as determined by the SEC;
(c) if any emergency exists as defined by the SEC so that disposal of investments or determination of the Fund's net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

The Trust has elected to be governed by Rule18f-1 of the Investment Company Act which obligates the Fund to redeem shares in cash with respect to any one shareholder during any 90-day period up to the lesser of $250,000 or 1% of the assets of the Fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the Fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities.

The Trust reserves the right to modify or terminate any purchase, redemption, or other shareholder service procedure upon notice to shareholders.

Purchases and redemptions generally may be effected only on days when the stock and options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.

Gateway Investment Advisers, L.P., (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the Fund since its inception. Gateway Investment Advisers, Inc. ("GIA") is the general partner of the Adviser with a 70.15% ownership interest, while Alex. Brown Investments Incorporated ("ABII") is a limited partner with a 14.7% ownership interest. ABII is an affiliate of Deutsche Bank Securities Inc., a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. Walter
G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the Funds, and President of the Trust, together own of record and beneficially 100% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its President and a director.

MANAGEMENT AGREEMENT

The Trust has retained the Adviser under an investment advisory contract (the "Management Agreement") to act as investment manager and in such capacity supervise the investments of the Fund, subject to the policies and control of the Trust's Board of Trustees. Pursuant to the Management Agreement, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding the Fund's investments; (ii) office space, including secretarial, clerical and other office help, telephones, securities valuations and other office equipment; and (iii) the services of all officers of the Trust. In addition, the Adviser has agreed to bear (i) expenses incurred in connection with association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute, which shall be paid by the Trust; (ii) expenses of printing and distributing all Fund registration statements, prospectuses and reports to current Fund shareholders; (iii) costs of printing and transmitting reports to governmental agencies; and (iv) printing and mailing costs. The Management Agreement further provides that under certain circumstances the Adviser may cause the Fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

The Management Agreement provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be paid by the Trust. Such expenses, if not paid by others, will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by the Fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

-    expenses of continuing the Trust's existence;

-    fees and expenses of trustees not employed by the Adviser;

- expenses that the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940;

- expenses of registering or qualifying the Trust or its shares under federal and various state laws, and maintaining and updating such registrations and qualifications;

- borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short), taxes, fees and commissions of every kind; expenses of issue, including cost of share certificates;

-    repurchases and redemption of shares;

- charges and expenses of custodians, transfer agents, fund accountants, shareholder servicing agents, dividend disbursing agents, and registrars;

-    expenses of valuing shares of the Fund;

-    auditing, accounting, and legal expenses;

-    expenses of shareholder meetings and proxy solicitations therefore;

-    insurance expenses;

-    membership fees of the Investment Company Institute;

- and all "extraordinary expenses" as may arise, including all losses and liabilities in administrating the Trust; expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto.

A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Management Agreement, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

The Management Agreement further provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The Management Agreement contemplates that the Adviser may act as an investment manager or adviser for others.

The Management Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Management Agreement, and by vote of the shareholders of the Fund.

The Management Agreement may be terminated, upon 60 days' written notice (which notice may be waived) at any time without penalty (i) by the Board of Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser. The Management Agreement terminates automatically in the event of assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

The Management Agreement continues in effect for a period of two years and thereafter, provided continuance for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees who are not parties to the Management Agreement or "interested persons" of any party to the Management Agreement (other than as Trustees of the Trust) by votes cast in person at a meeting specifically called for such purposes.

The following describes the material factors and conclusions that formed the basis for the Board of Trustees of the Trust in approving the current investment advisory agreement: features of the proposed Management Agreement were first discussed, specifically that the Adviser's proposed compensation under the Agreement is a daily fee based on net asset value, and would be calculated at an annual rate of 0.50% of the VIT Fund's average daily net assets. It was also noted that the Adviser would assume the Fund's expenses of preparing and printing prospectuses and reports to shareholders. In addition, the Adviser offered, under a side letter agreement, to subsidize the Fund by waiving up to 100% of its fee through December 31, 2002 in order to maintain the Fund's expense ratio at a level of 1.00%. The Fund's projected expense ratio was reviewed with the Trustees based on average assets of $12.5 million. The Board concluded that this projected expense ratio compared favorably to that of similarly sized no load funds in the domestic stock, taxable bond and domestic hybrid categories of funds as published in Morningstar's Principia Pro for VA/L. Comparisons were also made with expense ratios of all size funds in these same categories. A list of portfolios sponsored by various mutual fund complexes that are currently offered in the insurance program that will eventually include the VIT Fund was reviewed by the Trustee where management fees and other expenses of each respective fund were indicated. It was noted that the projected ratio of the VIT Fund is competitive with its peers in the variable insurance marketplace. Also reviewed was an excerpt of the existing Gateway Fund prospectus as well its performance information since 1991, the objective and strategies of which are identical to the Fund. Pertinent information regarding the Adviser, including its proposed brokerage practices, was also reviewed by the Board. Based on the review and discussion of the above factors, the Board, including those who were "disinterested persons" as defined in the Investment Company Act of 1940, unanimously agreed to approve the investment advisory contract.


The following table shows the Advisory Fees earned by the Adviser for providing services to the Fund. It also shows the amount of the fees waived by the Adviser for the period from the initial public offering of shares (November 6, 2001) through December 31, 2001 and for the year ended December 31, 2002. The Adviser has contractually agreed to waive all or a portion of its management fee in order to maintain total annual Fund operating expenses at 1.00% of its average daily net assets through December 31, 2003.

------------------------------------------------
  FEE AND WAIVER              GATEWAY VIT FUND
------------------------------------------------
 2002 Fee Earned                 $61,244
------------------------------------------------
 2002 Fee Waived                 $21,402
------------------------------------------------
 2002 Fee Paid                   $39,842
------------------------------------------------
 2001 Fee Earned                 $ 9,493
------------------------------------------------
 2001 Fee Waived                 $ 8,372
------------------------------------------------
 2001 Fee Paid                   $ 1,121
------------------------------------------------


SERVICES AGREEMENT

The Adviser is the Trust's Transfer, Dividend Disbursing, and Financial Servicing Agent under a services agreement (the "Services Agreement"). The Adviser's mailing address is Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209. Under the Services Agreement, the Adviser receives no compensation for its services. However, the Adviser is reimbursed by the Trust for any out-of-pocket expenses or disbursements which the Adviser may reasonably incur in excess of its basic overhead expenses incurred in performing its services. In addition, the Adviser will be reimbursed by the Trust for the portion of the salary and related employment expenses of the Adviser's general counsel allocated to the Trust in such manner as shall be determined by the Board of Trustees of the Trust.

As Transfer Agent for the Trust, the Adviser's general duties include transferring shares, depositing the payments for the purchase of fund shares with the Custodian and notifying the Trust and Custodian of such deposits. The Adviser opens and maintains a bookshare account for each shareholder, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Adviser also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Adviser will direct the Custodian to pay the appropriate redemption proceeds. If the redemption request does not comply with such standards, the Adviser will promptly notify the shareholder of the reasons for rejecting the redemption request.

As the Dividend Disbursing Agent for the Trust, the Adviser, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Adviser will prepare and deliver to shareholders dividend payments in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Adviser will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Adviser of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Adviser will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by the Fund.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Trust's assets (the "Custodian"). Under Custody Agreements with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.

                                    BROKERAGE

Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

In effecting portfolio transactions for the Fund, the Adviser is obligated to seek best execution, which is to execute the Fund's transaction where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in the Fund's best interest, considers all relevant factors, including:

-    price;

-    the size of the transaction;

-    the nature of the market for the security;

-    the amount of commission;

-    the timing of the transaction taking into account market prices and trends;

- the reputation, experience, and financial stability of the broker-dealer involved;

-    the quality of service rendered by the broker-dealer in other transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute securities transactions for the Fund. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. However Deutsche Bank Securities, Inc., or any of its affiliates ("Deutsche Bank"), in its capacity as a registered broker-dealer, has, from time to time, and will effect securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions are executed at competitive commission rates.

Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Trust may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as Deutsche Bank) may be prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Therefore, Deutsche Bank will not serve as the Trust's dealer in connection with over-the-counter transactions. However, Deutsche Bank may serve as the Trust's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

The Trust will not effect any brokerage transactions in its portfolio securities with Deutsche Bank if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. In determining the commissions to be paid to Deutsche Bank, it is the policy of the Trust that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability, and (b) at least as favorable to the Trust as commissions contemporaneously charged by Deutsche Bank on comparable transactions for its most favored unaffiliated customers, except for customers of Deutsche Bank considered by a majority of the Trust's disinterested trustees not to be comparable to the Trust. The disinterested trustees from time to time review, among other things, information relating to the commissions charged by Deutsche Bank to a fund and its other customers, and other information concerning the commissions charged by other qualified brokers. It is not contemplated that brokerage transactions will be effected exclusively through Deutsche Bank. The Adviser may from time to time use other brokers, including brokers that provide research services as discussed below.

While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical, or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the Advisory Fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.


For the year ended December 31, 2002, the Fund paid $14,622 in brokerage commissions. The Fund paid a total of $12,797 of brokerage commissions to Deutsche Bank Securities Inc. for the same period, or 87.5% of the entire amount of commissions paid to all brokers for the Fund. The aggregate amount of transactions involving the payment of these commissions is $8,563,082 or 90.1% of the entire amount of transactions effected through all brokers combined for the Fund.


For the period from the initial public offering of shares (November 6, 2001) through December 31, 2001, the Fund paid $13,813 in brokerage commissions. The Fund paid a total of $1,490 of brokerage commissions to Deutsche Bank Securities Inc. for the period ended December 31, 2001, or 10.8% of the entire amount of commissions paid to all brokers for the Fund. The aggregate amount of transactions involving the payment of these commissions is $2,041,011, or 15.9% of the entire amount of transactions effected through all brokers combined for the Fund.

                                 CODE OF ETHICS

Gateway Variable Insurance Trust and Gateway Investment Advisers L.P. have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permit employees subject to the codes to invest in securities, including securities that may be purchased or held by the Gateway VIT Fund on a limited basis. You may obtain copies of the Codes from the Securities and Exchange Commission.

                             ADDITIONAL TAX MATTERS

The tax discussion set forth below and in the prospectuses is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in a fund.

FEDERAL TAX MATTERS

The Fund intends to meet the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its shareholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, one of the principal tests the Fund must meet in each fiscal year in order to qualify as a regulated investment company is the "90% Test." The 90% Test requires that at least 90% of a fund's gross income each taxable year must be derived principally from dividends, interest, and gains from the sale or other disposition of securities, including gains from options.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts which are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments in accordance with those requirements. The prospectus for each Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts. To comply with regulations under
Section 817(h)of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals. The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other Federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from a Fund should consult a qualified tax adviser.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year at least (1) 98% of its gross income for the calendar year, (2) 98% of its capital gain net income for the 12-month period ending on October 31, and (3) any amounts previously subject to the excise tax but not yet distributed. The Fund intends to make distributions that are necessary to avoid imposition of the excise tax. The 4% excise tax does not apply where the Fund sells only (1) to separate accounts in connection with variable contracts, (2) to qualified retirement plans, or (3) in connection with the Fund's initial seed capital where the investment is no more than $250,000.

Gains realized from transactions on put and call options (other than options on securities indexes) generally will be long term or short term, depending on the nature of the option transaction and on the length of time the option is owned by the fund.

Long-term capital gain distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his or her shares, and are not eligible for the dividends-received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

Distributions on shares of the Fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

The tax status of distributions made by the Fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his or her own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.

STATE AND LOCAL TAX ASPECTS

The laws of several state and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his or her own tax adviser as to the status of his or her shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts, and authorize the Trust officers to carry out the decisions of the Board.

Under the Trust's Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death, or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office have been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS A "DISINTERESTED PERSON" OF THE GATEWAY VARIABLE INSURANCE TRUST AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.


JAMES M. ANDERSON, Cincinnati Children's Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, Ohio 45229; Trustee of The Gateway Trust since April 1997; Trustee of the Gateway Variable Insurance Trust since October 2002, Oversees Three Portfolios in Fund Complex*; Cincinnati Children's Hospital Medical Center, President and Chief Executive Officer since November 1996; Trustee of Cincinnati Children's Hospital Medical Center; Director of Union Central Life; Director of Cincinnati Stock Exchange. Age 61.

KENNETH A. DRUCKER, Sequa Corporation, 200 Park Avenue, New York, New York 10166; Trustee of The Gateway Trust since April 1986; Trustee of the Gateway Variable Insurance Trust since October 2001; Oversees Three Portfolios in Fund Complex*; Sequa Corporation (industrial equipment), Vice President and Treasurer since 1987. Age 57.

R. S. (DICK) HARRISON, 4040 Mt. Carmel Road, Cincinnati, Ohio 45244; Trustee of The Gateway Trust since April 1996; Trustee of the Gateway Variable Insurance Trust since October 2001; Oversees Three Portfolios in Fund Complex*; Retired; Baldwin Piano & Organ Company, Chairman from 1984 to 1997 and Director from 1994 to 1997; Director of Anderson Bank Company of Cincinnati, OH. Age 71.


THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE GATEWAY VARIABLE INSURANCE TRUST, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940. EACH IS A DIRECTOR, OFFICER AND EMPLOYEE OF THE TRUST'S ADVISER, AND AN OFFICER AND A TRUSTEE OF THE TRUST.


WALTER G. SALL, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Chairman of The Gateway Trust since December 1977 and Trustee of The Gateway Trust since April 1986; Chairman and Trustee of the Gateway Variable Insurance Trust since October 2001; Oversees Three Portfolios in Fund Complex*; Gateway Investment Advisers, L.P., Chairman and Chief Executive Officer since 1995; Director of Melmedica Children's Healthcare, Inc; Director of Anderson Bank Company of Cincinnati, OH. Age 58.


THE FOLLOWING PROVIDES INFORMATION REGARDING EACH OFFICER OF THE GATEWAY VARIABLE INSURANCE TRUST AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.


GARY H. GOLDSCHMIDT, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President and Treasurer of The Gateway Trust since April 2000; Vice President and Treasurer of the Gateway Variable Insurance Trust since October 2001; Gateway Investment Advisers, L.P., Controller, since December 1999; Countrywide Fund Services, Inc. (mutual fund service provider), Vice President and Financial Reporting Manager from December 1993 to December 1999. Age 40.

GEOFFREY KEENAN, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President of The Gateway Trust since April 1996; Vice President of the Gateway Variable Insurance Trust since October 2001; Gateway Investment Advisers, L.P., Executive Vice President and Chief Operating Officer since December 1995. Age 44.

J. PATRICK ROGERS, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; President of The Gateway Trust since 1997 and Trustee of The Gateway Trust since December 1998; Co-Portfolio Manager of the Gateway Fund from 1994 to 1997; Portfolio Manager of the Gateway Fund since 1997; Portfolio Manager of the Cincinnati Fund since 1994; Portfolio Manager of the Gateway VIT Fund since October 2001; President of the Gateway Variable Insurance Trust since October 2001; Oversees Two Portfolios in Fund Complex*; Gateway Investment Advisers, L.P., President since 1995. Age 39.

DONNA M. SQUERI, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Secretary of The Gateway Trust since October 1995; Secretary of the Gateway Variable Insurance Trust since October 2001; Gateway Investment Advisers, L.P., General Counsel since December 1995. Age 43.

* As of May 1, 2003, "Fund Complex" refers to The Gateway Trust and the Gateway Variable Insurance Trust.


STANDING COMMITTEES


The Trust currently has one standing Committee which is the Audit Committee. The current members of the Committee are: Kenneth Drucker, Chairman, James M. Anderson and Dick Harrison. The Committee schedules two regular meetings per year. The primary function of the Audit Committee is to act on behalf of the Board of Trustees in fulfilling its oversight responsibilities related to the Trust's internal controls, financial reporting, and audit functions. For the year ended December 31, 2002, the Audit Committee convened four times.


BENEFICIAL OWNERSHIP OF EQUITY SECURITIES AS OF DECEMBER 31, 2001:

------------------------------------------------------------------------------------------
                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                            DOLLAR RANGE OF EQUITY        SECURITIES IN THE TRUST AND
       NAME OF DIRECTOR     SECURITIES IN THE FUND              THE GATEWAY TRUST*
------------------------------------------------------------------------------------------
James M. Anderson                    None                       over $100,000
------------------------------------------------------------------------------------------
Kenneth A. Drucker                   None                       over $100,000
------------------------------------------------------------------------------------------
R.S. (Dick) Harrison                 None                       over $100,000
------------------------------------------------------------------------------------------
Walter G. Sall                       None                       over $100,000
------------------------------------------------------------------------------------------


*the funds of the Gateway Trust consist of the Gateway Fund and the Cincinnati Fund. The Gateway Variable Insurance Trust consists of the Gateway VIT Fund.

TRUSTEE COMPENSATION

Messrs. Sall, Rogers, Keenan, Goldschmidt, and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall receives fees as follows: (a) an annual fee of $2,000, payable in equal quarterly installments for services during each fiscal quarter; (b) a $200 fee for each regular or special meeting of the Board of Trustees attended; and (c) $200 ($250 for the Chairman) for each Audit Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.


     The following table provides information about the compensation received by each Trustee from the Trust for the Fund's fiscal year ended December 31, 2002. Trustees serve on a total of two trusts comprised of three mutual fund portfolios.

------------------------------------------------------------------------
     NAME OF TRUSTEE     TOTAL COMPENSATION    TOTAL COMPENSATION PAID
                        FROM TRUST FOR 2002     FROM TRUST AND GATEWAY
                          TRUST FOR 2002*          TRUST FOR 2002
------------------------------------------------------------------------
Walter G. Sall                 $    0                  $     0
James M. Anderson              $  700                  $13,200
Kenneth A. Drucker             $4,050                  $30,050
R.S. Harrison                  $3,800                  $22,800
------------------------------------------------------------------------



SHAREHOLDER MEETINGS AND VOTING

A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.

On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract.

The voting privileges of Contract owners, and limitations on those privileges, are explained in the prospectus relating to the Contracts. Each insurance company, as the owner of the assets in the separate accounts, will vote Fund shares that are held in the separate accounts to fund benefits under the Contracts in accordance with the instructions of Contract owners. This practice is commonly referred to as "pass-through" voting. The insurance company also will vote for or against any proposition, or will abstain from voting, any Fund shares attributable to a Contract for which no timely voting instructions are received, and any Fund shares held by an insurance company for its own account, in proportion to the voting instructions that it receives with respect to all Contracts participating in the Fund. This practice is commonly referred to as "mirror" or "echo" voting. If an insurance company determines, however, that it is permitted to vote any Fund share in its own right, it may elect to do so, subject to then-current interpretation of the Investment Company Act of 1940 and the rules thereunder.


As of March 31, 2002, Transamerica Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, owned 99.99% of the outstanding shares of the Fund and may be deemed to control the Fund. Transamerica Life Insurance Company, an Iowa corporation, is wholly owned by First Ausa Life Insurance Company, which is wholly owned by Aegon USA, Inc., which is wholly owned by AEGON N.V. As the controlling shareholder, Transamerica Life Insurance Company could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Adviser. The Trust knows of no other person who, as of April 15, 2003, held of record or owned beneficially 5% or more of the Fund.

                  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, OH 45202, serves as independent auditors of the Trust. Ernst & Young LLP performs an annual audit of the Fund's financial statements, reviews the Fund's tax returns, and provides financial, tax, and accounting consulting services as requested.

The financial statements and independent auditors' report required to be included in this SAI are incorporated herein by this reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2002.

PART C.   OTHER INFORMATION

Item 23.  Exhibits

(a) Articles of Incorporation. Registrant's Agreement and Declaration of Trust which was filed as an Exhibit to Registrant's Registration Statement on May 15, 2001 is hereby incorporated by reference.

(b) By-laws. Registrant's By-laws which were filed as an Exhibit to Registrant's Registration Statement on May 15, 2001 are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders. None (other than in the Declaration of Trust and By-laws of the Registrant).

(d) Investment Advisory Contracts. Registrant's Management Agreement with Gateway Investment Advisers, L.P. which was filed as an Exhibit to Registrant's Pre-Effective Amendment No.1 is hereby incorporated by reference.

(e)       Underwriting Contracts. None.

(f)       Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreement. Registrant's Custody Agreement with U.S. Bank N.A. (formally Firstar Bank, N.A.) which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.

(h)       Other Material Contracts.

          (i) Participation Agreement with Western Reserve Life Assurance Co. of Ohio which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.

          (ii) Services Agreement with Gateway Investment Advisers, L.P. which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.


(i) Legal Opinion and Consent. A Legal Opinion prepared by Thompson Hine LLP which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on April 30, 2002 is hereby incorporated by reference. A Consent prepared by Thompson Hine LLP to incorporate by reference the Legal Opinion is filed herewith.

(j)       Other Opinions. Consent of Accountants is filed herewith.


(k)       Omitted Financial Statements. None.

(l) Initial Capital Agreements. Letters of Initial Stockholders which were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 are hereby incorporated by reference.

(m)       Rule 12b-1 Plan. None.

(n)       Rule 18f-3 Plan. None.

(o)       Reserved.

(p)       Code of Ethics.

          (i) Code of Ethics for Registrant which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.

          (ii) Code of Ethics for Gateway Investment Advisers, L.P. which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 is hereby incorporated by reference.

(q) Powers of Attorney Powers of Attorney for the Trustees and officers are filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Funds

          None.

Item 25.  Indemnification

(a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its past, present and future Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisors, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Gateway Investment Advisers, L.P. (the "Adviser") the general partner of which is Gateway Investment Advisers, Inc. (the "GIA") is the investment adviser to the Trust, The Gateway Trust, and to other individually managed accounts as well. One of the limited partners of the Adviser, Alex. Brown Investments Incorporated ("ABII") is a wholly-owned subsidiary of Deutsche Bank. ABII's primary function is to acquire investment interests in various entities for investment purposes only.

Item 27.  Principal Underwriters

          None

Item 28.  Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209.

Item 29.  Management Services Not Discussed in Parts A or B

          None.

Item 30.  Undertakings

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on the 30th day of April, 2003.


                                        Gateway Variable Insurance Trust

                                        By: /s/ Walter G. Sall
                                           -------------------------------------
                                            Walter G. Sall, Chairman and Trustee


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Dated: April 30, 2003                     /s/ Walter G. Sall
                                          --------------------------------------
                                            Walter G. Sall, Trustee and Chairman

Dated: April 30, 2003                     /s/ J. Patrick Rogers
                                          --------------------------------------
                                          J. Patrick Rogers, President

Dated: April 30, 2003                     /s/ Gary H. Goldschmidt
                                          --------------------------------------
                                          Gary H. Goldschmidt
                                          Treasurer

Kenneth A. Drucker, *Trustee              *By: /s/ J. Patrick Rogers
Robert S. Harrison, *Trustee                  ----------------------------------
James M. Anderson, *Trustee                    J. Patrick Rogers
                                               Attorney-in-Fact
                                               April 30, 2003

                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION OF EXHIBIT                   EXHIBIT TAG

1.                  Consent of Counsel                            Ex-99.23.i

2.                  Consent of Ernst & Young LLP                  Ex-99.23.j

3.                  Powers of Attorney                            Ex-99.23.q